EXHIBIT 99

                                                                   Direct Insite
                                                                   -------------
Corporate Contact:
Michael J. Beecher, Chief Financial Officer
Direct Insite Corp.
631.873.2900

FOR IMMEDIATE RELEASE

                       Direct Insite 2007 Year End Results
                     Net Income Increases 681% to $2,100,000
                                Revenue Up 13.7%


Bohemia, N.Y. - March 27, 2008 - Direct Insite Corp. (OTC BB: DIRI.OB), a global provider of financial supply chain automation across procure-to-pay, order-to-cash, and shared services business processes, today announced financial results for the year ended December 31, 2007. Net income was $2,100,000 for the year ended December 31, 2007, up $1,831,000 compared to net income of $269,000 in 2006. Recurring revenue for the year 2007 was $7,606,000, a 17.3% increase over recurring revenue of $6,486,000 in 2006.

Revenue for the fourth quarter of 2007 was $2,695,000 compared to revenue of $2,493,000 in the fourth quarter of 2006, an increase of 8.1%. Total revenue for the year ended December 31, 2007 was $10,111,000 compared to total revenue of $8,889,000 for the year 2006. The Company also realized growth in professional services revenue, which increased $102,000 (4.2%) to $2,505,000 for the year ended December 31, 2007, compared to professional services revenue of $2,403,000 in 2006.

Basic income per share attributable to common shareholders for the year ended December 31, 2007 was $0.17 compared to a basic net loss per share of $0.09 for the year ended December 31, 2006. Fully diluted income per share attributable to common shareholders for the year ended December 31, 2007 was $0.12 compared to a fully diluted loss per share of $0.09 for the year ended December 31, 2006.


"Strong, consistent demand for our ASP Software as Service model provides a solid base for continued growth in recurring revenues and profitability," said Chairman and CEO James A. Cannavino. "Our growing reputation for delivering savings through improved efficiency and increased customer satisfaction are fueling demand for our services."

About Direct Insite
Direct Insite provides best practice financial supply chain automation and workflow efficiencies for procure-to-pay and order-to-cash processing. The Company's global eInvoice Management services automate complex manual business processes such as invoice validation, order matching, consolidation, dispute handling, and e-payment processing. Direct Insite solutions are used by more than 7,000 corporations across 62 countries, 15 languages and multiple currencies. Direct Insite was selected by Deloitte and Touche as one of the `500 Fastest-Growing Technology Companies' in the United States and Canada. For more information, call (631) 873-2900, or visit www.directinsite.com


The financial information stated above and in the tables below has been abstracted from Direct Insite Corp.'s Form 10-KSB for the year ended December 31, 2007, filed with the Securities and Exchange Commission on March 27, 2008, and should be read in conjunction with the information provided therein.

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
Summarized Financial Information

        ---------------------------------------------------------- --------------------------- -------------------------
                                                                          FOR THE YEAR               FOR THE YEAR
                   STATEMENT OF OPERATIONS                                   ENDED                      ENDED
                                                                       DECEMBER 31, 2007            DECEMBER 31,2006
        ---------------------------------------------------------- --------------------------- -------------------------
        Revenue from continuing operations                                       $ 10,111,000               $ 8,889,000
        ---------------------------------------------------------- --------------------------- -------------------------
        Operating income                                                         $  2,216,000               $ 1,116,000
        ---------------------------------------------------------- --------------------------- -------------------------
        Other expenses, net                                                      $     89,000               $   847,000
        ---------------------------------------------------------- --------------------------- -------------------------
        Income before income taxes                                               $  2,127,000               $   269,000
        ---------------------------------------------------------- --------------------------- -------------------------
        Provision for income taxes                                               $         27               $         0
        ---------------------------------------------------------- --------------------------- -------------------------
        Net income                                                               $  2,100,000               $   269,000
        ---------------------------------------------------------- --------------------------- -------------------------
        Preferred Stock Dividends                                                $ (1,060,000)              $  (714,000)
        ---------------------------------------------------------- --------------------------- -------------------------
        Net income (loss) attributable to common shareholders                    $  1,040,000               $  (445,000)
        ---------------------------------------------------------- --------------------------- -------------------------
        Basic net income (loss) per share attributable to
        common shareholders                                                      $       0.17               $     (0.09)
                                                                                 ============               ============
        Fully diluted net income (loss) per share attributable
        to common shareholders                                                   $       0.12               $     (0.09)
                                                                                 ============               ============
        ---------------------------------------------------------- --------------------------- -------------------------

                    -------------------------------------- ------------------------ --------------------------

                                BALANCE SHEET              December. 31, 2007        December 31, 2006
                                -------------              ------------------        -----------------

                    -------------------------------------- ------------------------ --------------------------
                    Total Current Assets                         $3,805,000                $2,433,000
                    -------------------------------------- ------------------------ --------------------------
                    Total Assets                                 $4,522,000                $3,163,000
                    -------------------------------------- ------------------------ --------------------------
                    Total Current Liabilities                    $5,418,000                $6,898,000
                    -------------------------------------- ------------------------ --------------------------
                    Total Shareholders' Deficiency               $1,045,000                $3,899,000
                    -------------------------------------- ------------------------ --------------------------

FORWARD-LOOKING STATEMENTS. All statements other than statements of historical fact included in this release, including without limitation statements regarding the company's financial position, business strategy, and the plans and objectives of the company's management for future operations, are forward-looking statements. When used in this release, words such as "anticipate", "believe", "estimate", "expect", "intend" and similar expressions, as they relate to the company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the company's management, as well as assumptions made by and information currently available to the company's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, business and economic conditions, competitive factors and pricing pressures, capacity and supply constraints. Such statements reflect the views of the company with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to the operations, results of operations, growth strategy and liquidity of the company. Readers are cautioned not to place undue reliance on these forward-looking statements. The company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

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